Exhibit 99.2
DATE: June 29, 2009

TO:	All Employees

FROM:	Mike Creel
Jerry Thompson

RE:	Announcement Regarding Combination of Partnerships
We are pleased to inform you that Enterprise Products Partners L.P. (“Enterprise”), TEPPCO Partners, L.P. (“TEPPCO”) and Enterprise GP Holdings L.P. issued a joint press release this morning announcing the execution of an agreement for Enterprise to acquire all of the outstanding partnership interests of TEPPCO. The announcement contains the financial terms of the transaction, which is expected to close by the end of this year, subject to appropriate investor and regulatory approvals.
This combination of two strong partnerships is an exciting event for our unitholders and employees and will create the largest publicly traded energy partnership in the United States. The merger also presents an opportunity for us to work together to build a leading enterprise in providing services to producers and consumers of energy-related products. Together, our onshore and offshore natural gas and crude oil pipeline gathering and transportation networks; fractionation, processing, storage and terminaling capabilities; refined products distribution systems; and marine transportation business represent a significant portion of our nation’s energy infrastructure. Additionally, combining our businesses and organizations increases the opportunities to grow and improve our profitability.
These are exciting times for us as EPCO employees and stewards of the Enterprise and TEPPCO assets. We will be working closely together over the next several months to determine the most efficient and effective method to execute the new Enterprise business plan. As the process moves forward over the next few months you will be kept apprised of any significant developments.
Your hard work, dedication, and professionalism, which have helped establish Enterprise and TEPPCO as midstream industry leaders, is very much appreciated and will play a vital role in the success of an even stronger combined entity.
Additional Information
     In connection with the proposed merger, a registration statement of Enterprise, which will include a prospectus of Enterprise and a proxy statement of TEPPCO and other materials, will be filed with the Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND

THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENTERPRISE, TEPPCO AND THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to security holders of TEPPCO seeking their approval of the proposed merger. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about Enterprise and TEPPCO, without charge, at the SEC’s website at www.sec.gov. Copies of the registration statement and the definitive proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free by directing a request to: (i) Investor Relations: Enterprise Products Partners L.P., (866) 230-0745, or (ii) Investor Relations, TEPPCO Partners, L.P., (800) 659-0059.
     TEPPCO, its general partner and the directors and management of their general partner may be deemed to be “participants” in the solicitation of proxies from TEPPCO’s security holders in respect of the proposed merger. INFORMATION ABOUT THESE PERSONS CAN BE FOUND IN TEPPCO’S 2008 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT STATEMENTS OF CHANGES IN BENEFICIAL OWNERSHIP ON FILE WITH THE SEC. ADDITIONAL INFORMATION ABOUT THE INTERESTS OF SUCH PERSONS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED MERGER WILL BE INCLUDED IN THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS TO BE FILED WITH THE SEC.
     This document includes “forward-looking statements” as defined by the SEC. All statements, other than statements of historical fact, included herein that address activities, events or developments that Enterprise GP, Enterprise or TEPPCO expect, believe or anticipate will or may occur in the future, including anticipated benefits and other aspects of the proposed merger, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by unitholders and regulatory agencies, the possibility that the anticipated benefits from the proposed mergers cannot be fully realized, the possibility that costs or difficulties related to integration of the two companies will be greater than expected, the impact of competition and other risk factors included in the reports filed with the SEC by Enterprise GP, Enterprise and TEPPCO. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Except as required by law, neither Enterprise GP, Enterprise nor TEPPCO intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.